INCOME TAXES	3 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The effective tax rates for the three months ended March 31, 2021 and 2020 were 28.2% and 30.3%, respectively. The lower 2021 effective tax rate was primarily due to the reduced impact, on a percentage basis, of discrete tax items, which increased the effective tax rates by approximately 3% and 5% in 2021 and 2020, respectively.
As in all financial reporting periods, the Company assessed the realizability of its deferred tax assets, which relate to multiple tax jurisdictions in all regions of the world. While no assessment changes occurred during the current period, it is possible that, within the next twelve months, assessment changes could occur and may have a material impact on the Company’s results of operations. The jurisdictions where assessment changes are most likely to occur, which include the Company’s Brazilian industrial operations, are described in the Company’s annual report on Form 20-F for the year ended December 31, 2020.
The Company operates in many jurisdictions around the world and is routinely subject to income tax audits. As various ongoing audits are concluded, or as the applicable statutes of limitations expire, it is possible the Company’s amount of unrecognized tax benefits could change during the next twelve months. Those changes, however, are not expected to have a material impact on the Company’s results of operations, balance sheet, or cash flows.